[PIONEER LOGO]


Pioneer II

ANNUAL REPORT 9/30/97

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Table of Contents
------------------------------------------------------
Letter from the Chairman                           1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    6
Schedule of Investments                            9
Financial Statements                              16
Notes to Financial Statements                     23
Report of Independent Public Accountants          29
Trustees, Officers and Service Providers          30
Programs and Services for Pioneer Shareowners     32
Retirement Plans from Pioneer                     34
The Pioneer Family of Mutual Funds                36

Pioneer II

LETTER FROM THE CHAIRMAN 9/30/97

Dear Shareowner,
----------------------------------------------------------------------------

I am pleased to introduce this report for Pioneer II, covering its 28th fiscal year. On behalf of your investment team, I thank you for your interest and this opportunity to comment on today's investing environment.

As we prepare this report, the world's stock markets have just demonstrated unprecedented volatility. In the United States, we saw the Dow Jones Industrial Average take a break from its exhilarating upward climb to experience - in the space of two days - both its biggest one-day point drop and its biggest one-day point gain. Asian markets plunged after languishing for months as they digested currency and economic changes. European markets bounced around, shaken by the drop in Asia and then heartened by the speedy U.S. rebound. Even Latin American markets were affected, mostly in a chain reaction from nervous investors.

This fast-paced change offers an important lesson in the value of discipline. We've just had a powerful demonstration of how difficult, if not impossible, it is to "time the market" to buy only when prices are lowest and sell only when prices are highest. We have always believed it is important to buy a stock for the right reasons and at prices that make sense given a realistic outlook for the company's prospects. We also believe in holding a stock until its price rises to what we think is its full value, or we have reason to believe it won't meet our expectations. While market swings are unnerving, they shouldn't deter you from long-term strategies designed to meet long-term goals.

I encourage you to read on to learn more about your Fund. Please contact your investment representative, or us at 1-800-225-6292, if you have questions about Pioneer II.

Respectfully,

[Signature of John F. Cogan, Jr.]

John F. Cogan, Jr.,
Chairman and President

                                                                               1
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Pioneer II
PORTFOLIO SUMMARY 9/30/97

Portfolio  Diversification
----------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[Pie chart begins]

U.S. Common Stocks 88.6%
International Common Stocks 5.7%
Depositary Receipts for International  Stocks 5.1%
Short-Term Cash Equivalents 0.5%
U.S. Convertible Securities 0.1%
[Pie chart ends]

Sector Distribution
----------------------------------------------------------------------------
(As a percentage of equity holdings)

[Pie chart begins]

Technology 22%
Financial 19%
Consumer Non-Durables 15%
Capital Goods 11%
Basic Industries 10%
Services 6%
Energy 5%
Utilities 5%
Consumer Durables 4%
Transportation 3%

[Pie chart ends]

10 Largest Holdings
---------------------------------------------------------------------------
(As a percentage of equity holdings)


1. AMBAC Inc.                  3.47%       6. IBP, Inc.                  2.64%
2. Arrow Electronics, Inc.     3.42        7. Trinity Industries, Inc.   2.49
3. The Chase Manhattan         2.90        8. Philips Electronics NV     2.46
   Corp.                                      (NY Shares)
4. Dominion Resources, Inc.    2.85        9. Intel Corp.                2.45
5. Brunswick Corp.             2.64       10. AGCO Corp.                 2.17

Fund holdings will vary for other periods.

2
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Pioneer II
PERFORMANCE UPDATE 9/30/97                             CLASS A SHARES

Share Prices and Distributions
----------------------------------------------------------------------------

Net Asset Value
per Share                  9/30/97        9/30/96
                            $27.85         $20.94

Distributions per Share     Income         Short-Term         Long-Term
(9/30/96 -9/30/97)          Dividends      Capital Gains      Capital Gains
                               $0.152           $0.236            $1.698

Investment Returns
----------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer II at public offering price, compared to the growth of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of September 30, 1997)
           Net Asset   Public Offering
Period       Value         Price*
10 Years    12.14%         11.48%
5 Years     20.02          18.61
1 Year      45.95          37.55

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[Graphic Chart for Class A shares begins]

Growth of $10,000

       Pioneer II*   Standard & Poor's 500 Index
9/87      $ 9425       $10000
            8290         8757
9/89       10491        11637
            8690        10563
9/91       10829        13843
           11903        15365
9/93       14063        17353
           15099        17999
9/95       18107        23334
           20312        28063
9/97       29646        39398

[Graphic Chart for Class A shares ends]


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

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Pioneer II
PERFORMANCE UPDATE 9/30/97                             CLASS B SHARES

Share Prices and Distributions
----------------------------------------------------------------------------

Net Asset Value
per Share                  9/30/97        9/30/96
                            $27.52         $20.89
Distributions per Share    Income         Short-Term         Long-Term
(9/30/96 -9/30/97)         Dividends      Capital Gains      Capital Gains
                               $0.132           $0.236            $1.698

Investment Returns
----------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer II, compared to the growth of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of September 30, 1997)
                 If        If
Period          Held    Redeemed*
Life-of-Fund   36.08%    33.11%
(7/1/96)
1 Year         44.58     40.58

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


[Graphic Chart for Class B shares begins]

Growth of $10,000

       Pioneer II*   Standard & Poor's 500 Index
7/1/96    $10000       $10000
            9304         9468
            9815         9647
9/96       10165        10227
           10433        10494
           11392        11264
12/96      11403        11078
           12081        11757
           12033        11827
3/97       11419        11377
           11740        12041
           12775        12747
6/97       13165        13359
           14297        14403
           14132        13575
9/97       14298        14358


[Graphic Chart for Class B shares ends]

  The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer II
PERFORMANCE UPDATE 9/30/97                             CLASS C SHARES

Share Prices and Distributions
----------------------------------------------------------------------------

Net Asset Value
per Share                  9/30/97        9/30/96
                           $27.55         $20.88

Distributions per Share    Income         Short-Term         Long-Term
(9/30/96 -9/30/97)         Dividends      Capital Gains      Capital Gains
                              $0.086           $0.236            $1.698

Investment Returns
----------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer II, compared to the growth of the Standard & Poor's 500 Index.


Average Annual Total Returns
(As of September 30, 1997)
                 If        If
Period          Held    Redeemed*
Life-of-Fund   35.97%    35.97%
(7/1/96)
1 Year         44.51     44.51

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.

[Graphic Chart for Class C shares begins]

Growth of $10,000

       Pioneer II*   Standard & Poor's 500 Index
7/1/96  $10000             $10000
          9304               9468
          9815               9647
9/96     10161              10227
         10433              10494
         11397              11264
12/96    11400              11078
         12077              11757
         12023              11827
3/97     11410              11377
         11720              12041
         12753              12747
6/97     13142              13359
         14278              14403
         14118              13575
9/97     14683              14358


[Graphic Chart for Class C shares ends]

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer II

PORTFOLIO MANAGEMENT DISCUSSION 9/30/97
Dear Shareowner,
----------------------------------------------------------------------------

Pioneer II completed its 28th fiscal year on September 30, 1997. The Fund rewarded shareowners with exceptional performance over the past 12 months. Class A Shares of your Fund posted a total return of 45.95%, handily outdistancing the 35.76% average total return of the 576 funds in Lipper Analytical Service's Growth and Income Funds category. Pioneer II's performance also propelled it past the 40.44% total return of the Standard & Poor's 500 Index, a commonly used measure of large-company stock performance and the best-performing major market index over the year ended September 30, 1997.

A Strong Year for Stocks
In the United States and internationally, investors continued to pour money into stocks, fueling market performance. This worked to the advantage of Pioneer II, whose diversified portfolio has the flexibility to invest in companies of any size, in nearly any industry, anywhere in the world.

When the fiscal year began, large U.S. stocks, especially those in the Dow Jones Industrial Average, were leading the pack. Investors were still smarting from a correction in the U.S. stock market that had occurred in the summer of 1996, led by a sell-off in smaller growth stocks, particularly technology stocks. Money went mostly to larger stocks presumed to offer stability and predictable earnings growth. The Dow rose substantially in the last few months of 1996, and larger stocks continued to outperform smaller stocks.

The pace of the U.S. economy picked up in the first calendar quarter of 1997, rising at nearly double the expected rate, prompting the Federal Reserve to raise short-term interest rates by one-quarter of a percentage point on March
25. Investors anticipated the Fed's move, causing a downturn in the stock market, which lasted through the rate increase but seemed to have little drag on the momentum of larger stocks. Near the end of April, the economy began to slow, and enthusiasm for U.S. stocks swelled to include smaller and mid-size stocks. (A slowing economy can be bad news for larger companies because it can lead to slower

6
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Pioneer II

earnings growth.) While their growth did slow somewhat, larger stocks continued to perform fairly well through most of the summer. Small and mid-size stocks rallied in May and maintained positive results through most of the summer. Concerns about economic growth and the possibility of a Fed interest rate hike caused increased stock price volatility in August. When the Fed didn't raise rates, most indexes rose in September.

Over the 12 months ended September 30, European markets generally thrived in an environment of low inflation and stable interest rates. Major European economies strengthened, driven by stronger corporate earnings and improved consumer confidence. Latin American emerging markets outpaced Asian emerging markets, and Japan languished. Overall, the highest gains came to large multinational companies doing business in established markets.


A Value-Driven, Long-Term Portfolio
For Pioneer II, we use a value management style to pursue long-term growth and income for shareowners, picking stocks that are inexpensive relative to what we think the companies are really worth. We look at a variety of fundamental factors when deciding which stocks to add and keep in the portfolio, including cash flow, price-to-earnings ratios and future growth prospects. We also like to see management with a stake in the business.

We set price targets for buying and selling stocks, and - as long as the company's fundamentals don't change - we stick to them. Our long-term emphasis is best illustrated by the list of the Fund's 10 largest holdings as of September 30, 1997; eight of these companies were on the list a year ago. One stock that dropped off the list was Columbia HCA/Healthcare. This multifaceted healthcare provider came under government scrutiny and received some bad press over the past year, resulting in a change in the company's profitability and steady decline in the stock's price. The Fund's average cost for the stock was about $19; when we sold some of the position, the Fund's low cost basis resulted in gains even after the market had punished the stock. One of our current favorites is Netherlands-based consumer electronics manufacturer Philips Electronics, which has increased its profitability by selectively selling parts of its business.

Pioneer II
PORTFOLIO MANAGEMENT DISCUSSION 9/30/97(continued)

Viewing Portfolio Sectors
Pioneer II's largest sector weightings are in the technology and financial areas. As a group, technology holdings helped boost performance. Arrow Electronics features excellent earnings growth prospects, while computer-chip giant Intel continues to dominate its niche globally. We reduced financial stocks from 25% to 19% of equities over the year, taking profits in bank stocks when they reached our valuation targets. We doubled holdings in The Chase Manhattan Corp., which was a strong performer over the period. Priced at about 12 times its projected earnings, it is one of the most reasonably valued high-quality banks on the market, in our opinion. In insurance, we added Allstate, which has undertaken an ambitious effort to increase market share. We substantially increased holdings in AMBAC, while reducing the position in MBIA. In the basic industries sector, we continue to favor Trinity Industries, a dominant railcar builder showing strong profit margins and excellent future prospects.

A Look Ahead
We are pleased with the Fund's performance over the past 12 months, and we will continue to use the same discipline and methodology. Strong market performance such as we have seen over the past few years is not the norm, however, and you should not expect to see such Herculean returns on an ongoing basis. That said, we believe we have a good group of stocks assembled in the portfolio, and we will continue to do the research to find strong investment opportunities. Value stocks sell for less than their true worth, so they can also offer greater price stability in a stock market downturn. Value investing is a long-term strategy, and we believe we can continue to reward investors who keep a long-term perspective.

Respectfully,

[Signature of Francis J. Boggan]

Francis J. Boggan,
Portfolio Manager

Pioneer II
SCHEDULE OF INVESTMENTS 9/30/97

Principal
Amount                                                                 Value
               INVESTMENT IN SECURITIES - 99.5%
               CONVERTIBLE CORPORATE BOND - 0.1%
$4,000,000     Halter Marine Group Inc., Exchangable Note,
               4.5%, 09/15/04+                                $    4,602,520
                                                              ---------------
               TOTAL CONVERTIBLE CORPORATE BOND
               (Cost $4,000,000)                              $    4,602,520
                                                              ---------------
Shares
               COMMON STOCKS - 99.4%
               Basic Industries - 9.5%
               Chemicals - 2.6%
   375,000     AKZO NV (Sponsored A.D.R.)                     $   32,109,375
 1,123,800     Cytec Industries Inc.*                             53,801,925
 1,503,700     Lyondell Petrochemicals Co.                        39,378,144
 2,150,000     Methanex Corp.*                                    18,006,250
 2,428,200     Mississippi Chemical Corp.+                        47,349,900
   150,000     Monsanto Co.                                        5,850,000
                                                              ---------------
                                                              $  196,495,594
                                                              ---------------
               Containers - 0.7%
   650,000     Owens-Illinois, Inc.*                          $   22,059,375
 2,000,000     Vitro SA (Sponsored A.D.R.)                        30,750,000
                                                              ---------------
                                                              $   52,809,375
                                                              ---------------
               Forest Products - 0.8%
 3,166,400     Longview Fibre Co.+                            $   62,932,200
                                                              ---------------
               Iron & Steel - 2.1%
 1,112,825     A.M. Castle & Co.+                             $   28,933,450
   851,900     Amcast Industrial Corp.+                           20,871,550
 1,788,900     British Steel Plc (Sponsored A.D.R.)               52,101,713
 1,542,400     National Steel Corp. (Class B)*                    27,570,400
 1,990,500     Rouge Industries, Inc.+                            31,101,562
                                                              ---------------
                                                              $  160,578,675
                                                              ---------------
               Metals & Mining - 2.5%
 3,883,900     Trinity Industries, Inc.+                      $  187,398,175
                                                              ---------------
               Non-Ferrous Metals - 0.8%
   750,000     Phelps Dodge Corp.                             $   58,218,750
                                                              ---------------
               Total Basic Industries                         $  718,432,769
                                                              ---------------

The accompanying notes are an integral part of these financial statements.    9

Pioneer II
SCHEDULE OF INVESTMENTS 9/30/97                           (continued)

Shares                                                            Value
              Capital Goods - 10.7%
              Aerospace - 0.6%
  440,000     Lockheed Martin Corp.                      $   46,915,000
                                                         ---------------
              Construction & Engineering - 5.6%
5,149,000     AGCO Corp.+                                $  163,158,937
4,000,000     Champion Enterprises, Inc.*+                   76,500,000
4,058,600     Clayton Homes, Inc.                            75,337,763
1,000,000     Hanson Plc (Sponsored A.D.R.)                  24,125,000
2,956,200     Oakwood Homes Corp.+                           83,882,175
                                                         ---------------
                                                         $  423,003,875
                                                         ---------------
              Producer Goods - 3.3%
1,942,900     Briggs & Stratton Corp.+                   $   96,052,119
2,446,100     Donaldson Co., Inc.+                          117,718,562
1,907,900     Global Industrial Technologies, Inc.*+         39,588,925
                                                         ---------------
                                                         $  253,359,606
                                                         ---------------
              Telecommunications - 1.2%
2,700,000     Ascend Communications, Inc.*               $   87,412,500
                                                         ---------------
              Total Capital Goods                        $  810,690,981
                                                         ---------------
              Consumer Durables - 3.9%
              Motor Vehicles - 3.9%
2,625,000     Breed Technologies, Inc.+                  $   63,000,000
1,100,000     Chrysler Corp.                                 40,493,750
  200,000     General Motors Corp.                           13,387,500
1,150,000     Magna International Inc.                       79,493,750
  617,600     New Holland NV                                 18,219,200
1,410,000     Simpson Industries, Inc.+                      16,303,125
1,074,800     Smith (A.O.) Corp.+                            42,588,950
  375,000     Stewart & Stevenson Services, Inc.              9,023,437
  327,000     Strattec Security Corp.*+                       9,094,688
                                                         ---------------
              Total Consumer Durables                    $  291,604,400
                                                         ---------------
              Consumer Non-Durables - 15.0%
              Agriculture & Food - 3.3%
8,400,000     IBP, Inc.+                                 $  198,450,000
3,634,300     Terra Industries Inc.                          49,063,050
                                                         ---------------
                                                         $  247,513,050
                                                         ---------------
              Consumer Luxuries - 2.6%
5,640,100     Brunswick Corp.+                           $  198,813,525
                                                         ---------------

10       The accompanying notes are an integral part of these financial statements.

Pioneer II

Shares                                                            Value
              Home Products - 4.3%
2,015,000     Lancaster Colony Corp.+                    $  107,046,875
2,200,000     Philips Electronics NV (NY Shares)            184,800,000
1,150,000     Tupperware Corp.                               32,343,750
                                                         ---------------
                                                         $  324,190,625
                                                         ---------------
              Retail Food - 0.4%
   20,000     Nestle SA (Registered Shares)              $   27,860,286
                                                         ---------------
              Retail Non-Food - 2.8%
  600,000     Federated Department Stores, Inc.*         $   25,875,000
  410,000     Fuji Photo Film (A.D.R.)                       16,963,750
1,626,500     J.C. Penney Co., Inc.                          94,743,625
  182,100     Pillowtex Corp.                                 5,189,850
1,900,000     Toys "R" Us, Inc.*                             67,450,000
                                                         ---------------
                                                         $  210,222,225
                                                         ---------------
              Textiles/Clothes - 1.6%
2,300,000     Nike, Inc. (Class B)                       $  121,900,000
                                                         ---------------
              Total Consumer Non-Durables                $1,130,499,711
                                                         ---------------
              Energy - 4.7%
              Oil & Gas Extraction - 0.5%
  425,000     Amoco Corp.                                $   40,959,375
                                                         ---------------
              Oil Refining & Drilling - 2.6%
1,040,000     Atlantic Richfield Co.                     $   88,855,000
1,000,000     Global Marine, Inc.*                           33,250,000
  700,000     Reading & Bates Corp.*                         29,093,750
1,230,000     YPF SA (Sponsored A.D.R.) (Class D)            45,356,250
                                                         ---------------
                                                         $  196,555,000
                                                         ---------------
              Oil Services - 1.6%
1,000,000     Ensco International, Inc.                  $   39,437,500
  375,000     Pennzoil Co.                                   29,882,813
1,359,300     Santa Fe Pacific Pipeline Partners, L.P.+      53,012,700
                                                         ---------------
                                                         $  122,333,013
                                                         ---------------
              Total Energy                               $  359,847,388
                                                         ---------------
              Financial - 18.9%
              Commercial Banks - 2.1%
  400,000     ABN Amro Holding NV (Sponsored A.D.R.)     $    8,150,000
2,425,000     Banco de Santander SA                          79,441,616

The accompanying notes are an integral part of these financial statements.   11

Pioneer II
SCHEDULE OF INVESTMENTS 9/30/97                           (continued)

Shares                                                            Value
              Commercial Banks - (continued)
  400,000     Mellon Bank Corp.                          $   21,900,000
  694,066     New York Bancorp Inc.                          20,778,601
  220,000     RCSB Financial, Inc.                           11,990,000
  314,010     Summit Bancorp                                 13,953,819
                                                         ---------------
                                                         $  156,214,036
                                                         ---------------
              Financial Services - 4.8%
1,850,000     The Chase Manhattan Corp.                  $  218,300,000
  321,500     GreenPoint Financial Corp.                     20,375,062
1,500,000     Merrill Lynch & Co., Inc.                     111,281,250
  474,300     North American Mortgage Co.                    13,636,125
                                                         ---------------
                                                         $  363,592,437
                                                         ---------------
              Finance/Miscellaneous - 3.9%
1,450,000     Banc One Corp.                             $   80,928,125
   28,300     CFX Corp.                                         606,681
3,500,000     Countrywide Credit Industries, Inc.           127,531,250
  677,500     Franklin Resources, Inc.                       63,092,188
1,600,000     Resource Bancshares Mortgage Group, Inc.+      20,900,000
                                                         ---------------
                                                         $  293,058,244
                                                         ---------------
              Insurance - 4.3%
  475,000     Allstate Corp.                             $   38,178,125
6,426,200     AMBAC Inc.+                                   261,466,012
  235,800     MBIA Inc.                                      29,578,163
                                                         ---------------
                                                         $  329,222,300
                                                         ---------------
              Savings & Loan - 3.8%
2,045,000     Charter One Financial, Inc.                $  120,910,625
  625,000     Washington Federal, Inc.                       18,515,625
2,100,000     Washington Mutual, Inc.                       146,475,000
                                                         ---------------
                                                         $  285,901,250
                                                         ---------------
              Total Financial                            $1,427,988,267
                                                         ---------------
              Services - 6.4%
              Health & Personal Care - 2.0%
  640,500     Apria Healthcare Group, Inc.*              $    8,646,750
  804,700     Beckman Instruments, Inc.                      34,250,044
2,600,000     Columbia/HCA Healthcare Corp.                  74,750,000
1,800,000     RoTech Medical Corp.*+                         34,650,000
                                                         ---------------
                                                         $  152,296,794
                                                         ---------------

12       The accompanying notes are an integral part of these financial statements.

Pioneer II

Shares                                                           Value
              Broadcasting & Media - 0.0%
  154,800     Comcast UK Cable Partners Ltd.*           $    1,586,700
                                                        ---------------
              Pharmaceuticals - 2.0%
1,367,500     Amgen Inc.                                $   65,554,531
2,253,333     Astra AB (Series A Free)                      41,591,401
  400,000     Merck & Co., Inc.                             39,975,000
                                                        ---------------
                                                        $  147,120,932
                                                        ---------------
              Miscellaneous Services - 2.4%
3,018,900     Kelly Services Inc. (non-voting)          $  101,133,150
2,060,500     Manpower, Inc.                                81,389,750
                                                        ---------------
                                                        $  182,522,900
                                                        ---------------
              Total Services                            $  483,527,326
                                                        ---------------
              Technology - 22.0%
              Computer Services - 3.6%
1,800,000     Compaq Computer Corp.*                    $  134,550,000
1,000,000     International Business Machines Corp.        105,937,500
1,225,000     Network General Corp.*                        23,734,375
  200,000     Parametric Technology Corp.*                   8,825,000
                                                        ---------------
                                                        $  273,046,875
                                                        ---------------
              Electronics - 17.6%
1,700,000     Adaptec, Inc.*                            $   79,475,000
  650,000     Applied Materials, Inc.*                      61,912,500
4,436,900     Arrow Electronics, Inc.*+                    257,340,200
1,570,000     Cisco Systems, Inc.*                         114,708,125
1,500,000     EMC Corp.*                                    87,562,500
1,725,000     Etec Systems, Inc.*+                          98,325,000
2,000,000     Intel Corp.                                  184,625,000
  887,000     KLA-Tencor Corp.*                             59,927,937
  440,000     Lam Research Corp.*                           20,460,000
1,100,000     L.M. Ericsson Telephone Co. (Sponsored
              A.D.R.) (Class B)                             52,731,250
  300,000     LSI Logic Corp.*                               9,637,500
1,169,700     MEMC Electronic Materials, Inc.*              35,091,000
  496,100     MTS Systems Corp.+                            18,107,650
1,300,000     Nokia Corp. (Sponsored A.D.R.)               121,956,250
3,357,200     Read-Rite Corp.*+                             82,251,400
  950,000     Storage Technology Corp.*                     45,421,875
                                                        ---------------
                                                        $1,329,533,187
                                                        ---------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer II
SCHEDULE OF INVESTMENTS 9/30/97                       (continued)

Shares                                                         Value
              Photo/Instrumentation - 0.8%
1,188,000     Dionex Corp.*+                          $   64,077,750
                                                      ---------------
              Total Technology                        $1,666,657,812
                                                      ---------------
              Transportation - 2.9%
              Air Transport - 0.3%
  185,000     AMR Corp.*                              $   20,477,188
                                                      ---------------
              Railroad & Bus - 1.2%
1,550,000     CSX Corp.                               $   90,675,000
  140,900     Westinghouse Air Brake Co.                   3,258,313
                                                      ---------------
                                                      $   93,933,313
                                                      ---------------
              Ships & Shipping - 1.4%
  775,000     APL Ltd.                                $   24,800,000
1,688,800     Halter Marine Group Inc.*+                  81,695,700
                                                      ---------------
                                                      $  106,495,700
                                                      ---------------
              Total Transportation                    $  220,906,201
                                                      ---------------
              Utilities - 5.4%
              Electric Utility - 5.4%
5,655,000     Dominion Resources, Inc.                $  214,183,125
2,595,500     DTE Energy Co.                              79,000,531
2,993,263     Hawaiian Electric Industries, Inc.+        112,060,284
  136,400     Union Electric Co.                           5,242,875
                                                      ---------------
              Total Utilities                         $  410,486,815
                                                      ---------------
              TOTAL COMMON STOCKS
              (Cost $5,028,672,286)                   $7,520,641,670
                                                      ---------------
              RIGHTS - 0.0%
   65,034     New York Bancorp, 10/14/97*             $            0
                                                      ---------------
              TOTAL RIGHTS
              (Cost $0)                               $            0
                                                      ---------------
              TOTAL INVESTMENT IN SECURITIES
              (Cost $5,032,672,286)                   $7,525,244,190
                                                      ---------------

14    The accompanying notes are an integral part of these financial statements.

Pioneer II

Principal
Amount                                                               Value
                TEMPORARY CASH INVESTMENT - 0.5%
                Commercial Paper - 0.5%
$36,008,000     Household Finance Corp., 6.15%, 10/1/97     $   36,008,000
                                                            ---------------
                TOTAL TEMPORARY CASH INVESTMENT
                (Cost $36,008,000)                          $   36,008,000
                                                            ---------------
                TOTAL INVESTMENT IN SECURITIES AND
                TEMPORARY CASH INVESTMENT - 100%
                (Cost $5,068,680,286) (a)                   $7,561,252,190
                                                            ---------------


* Non-income producing security.

+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.

(a) At September 30, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $5,072,111,160 was as follows:

    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                       $2,585,733,431
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                          (96,592,401)
                                                                      --------------
    Net unrealized gain                                               $2,489,141,030
                                                                      --------------



     Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 1997 aggregated approximately $2,954,836,000 and $3,231,284,000 respectively.

The accompanying notes are an integral part of these financial statements.   15

Pioneer II
BALANCE SHEET 9/30/97

(Dollars in Thousands Except Per Share Amounts)


ASSETS:
  Investment in securities, at value (including temporary cash
    investment of $36,008) (cost $5,068,680)                               $7,561,252
  Cash                                                                              2
  Foreign currencies, at value                                                    412
  Receivables -
   Investment securities sold                                                  37,116
   Fund shares sold                                                             3,969
   Dividends, interest and foreign taxes withheld                               4,568
  Other                                                                           186
                                                                           ----------
    Total assets                                                           $7,607,505
                                                                           ----------
LIABILITIES:
Payables -
   Investment securities purchased                                         $   40,985
   Fund shares repurchased                                                      6,116
  Due to affiliates                                                             8,473
  Accrued expenses                                                                343
                                                                           ----------
    Total liabilities                                                      $   55,917
                                                                           ----------
NET ASSETS:
  Paid-in capital                                                          $4,272,824
  Accumulated undistributed net investment income                              18,804
  Accumulated undistributed net realized gain on investments and
    foreign currency transactions                                             767,398
  Net unrealized gain on investments                                        2,492,572
  Net unrealized loss on forward foreign currency contracts and other
    assets and liabilities denominated in foreign currencies                      (10)
                                                                           ----------
    Total net assets                                                       $7,551,588
                                                                           ----------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $7,534,010/270,491,170 shares)                         $    27.85
                                                                           ----------
  Class B (based on $15,311/556,435 shares)                                $    27.52
                                                                           ----------
  Class C (based on $2,267/82,273 shares)                                  $    27.55
                                                                           ----------
MAXIMUM OFFERING PRICE:
  Class A                                                                  $    29.55
                                                                           ----------


16       The accompanying notes are an integral part of these financial statements.

Pioneer II
STATEMENT OF OPERATIONS

For the Year Ended 9/30/97
(Dollars in Thousands)



INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $1,844)            $  101,375
  Interest (net of foreign taxes withheld of $2)                      3,926
  Other                                                                  58
                                                                 ----------
    Total investment income                                                      $  105,359
                                                                                 ----------
EXPENSES:
  Management fees
   Basic fee                                                     $   38,530
   Performance adjustment                                            (1,075)
  Transfer agent fees
   Class A                                                           10,192
   Class B                                                               26
   Class C                                                                4
  Distribution fees
   Class A                                                           12,668
   Class B                                                               79
   Class C                                                               10
  Accounting                                                            359
  Custodian fees                                                        389
  Registration fees                                                     114
  Professional fees                                                     209
  Printing                                                              237
  Fees and expenses of nonaffiliated trustees                            74
  Miscellaneous                                                         204
                                                                 ----------
    Total expenses                                                               $   62,020
    Less fees paid indirectly                                                        (1,056)
                                                                                 ----------
    Net expenses                                                                 $   60,964
                                                                                 ----------
     Net investment income                                                       $   44,395
                                                                                 ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                   $  776,078
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                  (87)     $  775,991
                                                                 ----------      ----------
  Change in net unrealized gain or loss from:
   Investments                                                   $1,610,407
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                   29      $1,610,436
                                                                 ----------      ----------
  Net gain on investments and foreign currency transactions                      $2,386,427
                                                                                 ----------
  Net increase in net assets resulting from operations                           $2,430,822
                                                                                 ----------

The accompanying notes are an integral part of these financial statements.   17

Pioneer II
STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended 9/30/97 and 9/30/96
(Dollars in Thousands Except Per Share Amounts)



                                                            Year Ended        Year Ended
FROM OPERATIONS:                                               9/30/97            9/30/96
Net investment income                                       $   44,395         $   60,827
Net realized gain on investments and foreign currency
  transactions                                                 775,991            570,164
Change in net unrealized gain or loss on investments
  and foreign currency transactions                          1,610,436            (25,695)
                                                            -----------        ----------
  Net increase in net assets resulting from operations      $2,430,822         $  605,296
                                                            -----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.15 and $0.32 per share, respectively)         $  (40,342)        $  (81,721)
  Class B ($0.13 and $0.00 per share, respectively)                (27)                 -
  Class C ($0.09 and $0.00 per share, respectively)                 (2)                 -
Net realized gain:
  Class A ($1.93 and $1.73 per share, respectively)           (495,328)          (424,185)
  Class B ($1.93 and $0.00 per share, respectively)               (350)                 -
  Class C ($1.93 and $0.00 per share, respectively)                (38)                 -
                                                            -----------        ----------
    Total distributions to shareholders                     $ (536,087)        $ (505,906)
                                                            -----------        ----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  489,132         $  327,727
Reinvestment of distributions                                  507,766            480,912
Cost of shares repurchased                                    (772,920)          (590,117)
                                                            -----------        ----------
  Net increase in net assets resulting from fund
    share transactions                                      $  223,978         $  218,522
                                                            -----------        ----------
  Net increase in net assets                                $2,118,713         $  317,912
NET ASSETS:
Beginning of year                                            5,432,875          5,114,963
                                                            -----------        ----------
End of year (including accumulated undistributed net
  investment income of $18,804 and $15,395,
  respectively)                                             $7,551,588         $5,432,875
                                                            -----------        ----------

18    The accompanying notes are an integral part of these financial statements.

Pioneer II
STATEMENTS OF CHANGES IN NET ASSETS                             (continued)



CLASS A                              '97 Shares       '97 Amount        '96 Shares        '96 Amount
Shares sold                          19,868,390       $  471,321        16,110,239       $  326,689
Reinvestment of distributions        23,606,020          507,363        24,810,556          480,912
Less shares repurchased             (32,424,860)        (768,414)      (29,020,381)        (590,116)
                                   ------------       ----------      ------------       -----------
  Net increase                       11,049,550       $  210,270        11,900,414       $  217,485
                                   ------------       ----------      ------------       -----------
CLASS B*
Shares sold                             664,822       $   15,937            41,389       $      834
Reinvestment of distributions            17,328              368                 -                -
Less shares repurchased                (167,062)          (4,296)              (42)              (1)
                                   ------------       ----------      ------------       -----------
  Net increase                          515,088       $   12,009            41,347       $      833
                                   ------------       ----------      ------------       -----------
CLASS C*
Shares sold                              78,505       $    1,874            10,250       $      204
Reinvestment of distributions             1,653               35                 -                -
Less shares repurchased                  (8,135)            (210)                -                -
                                   ------------       ----------      ------------       -----------
  Net increase                           72,023       $    1,699            10,250       $      204
                                   ------------       ----------      ------------       -----------

*Class B and C shares were first publicly offered on July 1, 1996.

The accompanying notes are an integral part of these financial statements.   19

FINANCIAL HIGHLIGHTS 9/30/97
Pioneer II

                                                               Year Ended      Year Ended
                                                                9/30/97         9/30/96
CLASS A
Net asset value, beginning of year                              $    20.94      $    20.66
                                                                ------------    ------------
Increase from investment operations:
 Net investment income                                          $     0.16      $     0.23
 Net realized and unrealized gain on investments and foreign
  currency transactions                                               8.83            2.10
                                                                ------------    ------------
   Net increase from investment operations                      $     8.99      $     2.33
Distributions to shareholders:
 Net investment income                                               (0.15)          (0.32)
 Net realized gain                                                   (1.93)          (1.73)
                                                                ------------    ------------
Net increase (decrease) in net asset value                      $     6.91      $     0.28
                                                                ------------    ------------
Net asset value, end of year                                    $    27.85      $    20.94
                                                                ------------    ------------
Total return*                                                        45.95%          12.18%
Ratio of net expenses to average net assets                           0.96%+          0.92%+
Ratio of net investment income to average net assets                  0.68%+          1.13%+
Portfolio turnover rate                                                 47%             66%
Average commission rate paid (1)                                $   0.0585      $   0.0424
Net assets, end of year (in thousands)                          $7,534,010      $5,431,797
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                         0.95%           0.90%
 Net investment income                                                0.69%           1.15%


                                                               Year Ended      Year Ended       Year Ended
                                                                9/30/95         9/30/94          9/30/93
CLASS A
Net asset value, beginning of year                              $    19.38     $    20.55       $    18.86
                                                                ------------   -----------      -----------
Increase from investment operations:
 Net investment income                                          $     0.35     $     0.36       $     0.38
 Net realized and unrealized gain on investments and foreign
  currency transactions                                               3.04           1.05             2.85
                                                                ------------   -----------      -----------
   Net increase from investment operations                      $     3.39     $     1.41       $     3.23
Distributions to shareholders:
 Net investment income                                               (0.30)         (0.33)           (0.39)
 Net realized gain                                                   (1.81)         (2.25)           (1.15)
                                                                ------------   -----------      -----------
Net increase (decrease) in net asset value                      $     1.28     $    (1.17)      $     1.69
                                                                ------------   -----------      -----------
Net asset value, end of year                                    $    20.66     $    19.38       $    20.55
                                                                ------------   -----------      -----------
Total return*                                                        19.92%          7.37%           18.15%
Ratio of net expenses to average net assets                           0.93%+         0.90%++          0.96%++
Ratio of net investment income to average net assets                  1.85%+         1.59%++          1.89%++
Portfolio turnover rate                                                 63%            68%              66%
Average commission rate paid (1)                                         -              -                -
Net assets, end of year (in thousands)                          $5,114,963     $4,509,225       $4,347,672
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                         0.91%          0.90%            0.95%
 Net investment income                                                1.87%          1.59%            1.90%

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
  + Ratio includes expenses paid through third party brokerage/service and certain expense offset arrangements.
 ++ Ratios for 1994 and 1993 have been restated to conform with certain provisions of SEC Release No. 33-7197: Payment for Investment Company Services with Brokerage Commissions.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

20    The accompanying notes are an integral part of these financial statements.

Pioneer II
FINANCIAL HIGHLIGHTS 9/30/97


                                                       Year Ended      7/1/96 to
                                                       9/30/97(a)       9/30/96
CLASS B
Net asset value, beginning of period                   $ 20.89      $ 20.55
                                                       --------     --------
Increase (decrease) from investment operations:
 Net investment loss                                   $ (0.07)     $ (0.01)
 Net realized and unrealized gain on investments
   and foreign currency transactions                      8.76         0.35
                                                       --------     --------
   Net increase from investment operations             $  8.69      $  0.34
Distributions to shareholders:
 Net investment income                                   (0.13)           -
 Net realized gain                                       (1.93)           -
                                                       --------     --------
Net increase in net asset value                        $  6.63      $  0.34
                                                       --------     --------
Net asset value, end of period                         $ 27.52      $ 20.89
                                                       --------     --------
Total return*                                            44.58%        1.65%
Ratio of net expenses to average net assets               1.94%+       2.03%**+
Ratio of net investment loss to average net assets       (0.32)%+     (0.25)%**+
Portfolio turnover rate                                     47%          66%
Average commission rate paid(1)                        $0.0585      $0.0424
Net assets, end of period (in thousands)               $15,311      $   864
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                             1.90%        2.02%**
 Net investment loss                                     (0.28)%      (0.24)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio includes expenses paid through third party brokerage/service and certain expense offset arrangements.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

The accompanying notes are an integral part of these financial statements.   21

Pioneer II
FINANCIAL HIGHLIGHTS 9/30/97


                                                        Year Ended      7/1/96 to
                                                        9/30/97(a)       9/30/96
CLASS C
Net asset value, beginning of period                    $ 20.88      $ 20.55
                                                        --------     --------
Increase (decrease) from investment operations:
 Net investment loss                                    $ (0.08)     $ (0.01)
 Net realized and unrealized gain on investments
   and foreign currency transactions                       8.77         0.34
                                                        --------     --------
   Net increase from investment operations              $  8.69      $  0.33
Distributions to shareholders:
 Net investment income                                    (0.09)             -
 Net realized gain                                        (1.93)             -
                                                        --------     --------
Net increase in net asset value                         $  6.67      $  0.33
                                                        --------     --------
Net asset value, end of period                          $ 27.55      $ 20.88
                                                        --------     --------
Total return*                                             44.51%        1.61%
Ratio of net expenses to average net assets                1.99%+       2.02%**+
Ratio of net investment loss to average net assets        (0.39)%+     (0.15)%**+
Portfolio turnover rate                                      47%          66%
Average commission rate paid(1)                         $0.0585      $0.0424
Net assets, end of period (in thousands)                $ 2,267      $   214
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                              1.95%        2.01%**
 Net investment loss                                      (0.35)%      (0.14)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio includes expenses paid through third party brokerage/service and certain expense offset arrangements.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

22       The accompanying notes are an integral part of these financial statements.

Pioneer II
NOTES TO FINANCIAL STATEMENTS 9/30/97

1. Organization and Significant Accounting Policies

Pioneer II (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are reasonable income and growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation
  Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

Pioneer II
NOTES TO FINANCIAL STATEMENTS 9/30/97                              (continued)

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Foreign Currency Translation
  The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

  Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
  The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of September 30, 1997, the Fund had no outstanding settlement or portfolio hedges.

D. Taxes
  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Pioneer II

  In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on net realized capital gains in certain countries. The required capital gains taxes, if any, are determined in accordance with local tax laws. In determining daily net asset value, the Fund estimates the reserve for capital gains taxes, if any, associated with net unrealized gains on certain portfolio securities. The estimated reserve for capital gains taxes, if any, is based on the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. During the year ended September 30, 1997, the Fund paid no capital gains taxes on the sale of certain foreign securities.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

  At September 30, 1997 the Fund has reclassified approximately $615,000 from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments and foreign currency transactions. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

  In order to comply with federal income tax regulations, the Fund has designated approximately $715,736,000 as a capital gain dividend for purposes of the dividend paid deduction.


E. Fund Shares
  The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned approximately $2,139,000 in underwriting commissions on the sale of fund shares during the year ended September 30, 1997.

Pioneer II
NOTES TO FINANCIAL STATEMENTS 9/30/97                              (continued)

F. Class Allocations
  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement
Pioneering Management Corporation (PMC), manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PMC receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of -0.10% based on the Fund's investment performance as compared with the Lipper Growth & Income Funds Index. For the year ended September 30, 1997, the aggregate performance adjustment resulted in a reduction to the basic fee of approximately $1,075,000.

Prior to May 1, 1996, management fees were calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million. For the year ended September 30, 1997, the net management fee was equivalent to 0.58% of average net assets.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At September 30, 1997, approximately $3,989,000 was payable to PMC related to management fees and certain other services.

Pioneer II


3. Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is approximately $835,000 in transfer agent fees payable to PSC at September 30, 1997.


4. Distribution Plans
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is approximately $3,649,000 in distribution fees payable to PFD at September 30, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended September 30, 1997, CDSCs in the amount of approximately $16,000 were paid to PFD.

5. Expense Offsets
The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended September 30, 1997, the Fund's expenses were reduced by approximately $1,056,000 under such arrangements.

Pioneer II
NOTES TO FINANCIAL STATEMENTS 9/30/97                              (continued)

6. Affiliated Companies
The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of September 30, 1997 (amounts in thousands):

                                                              Dividend
Affiliates                             Purchases    Sales      Income     Value
-------------------------------------- ----------- ---------- --------- -----------
A.M. Castle & Co.                       $      -   $  5,091   $   827   $   28,933
A.O. Smith Corp.                          14,817     14,306       826       42,589
AGCO Corp.                                31,797      9,791       186      163,159
AMBAC Inc.                                17,712     20,920     2,191      261,466
Amcast Industrial Corp.                        -          -       477       20,872
Arrow Electronics, Inc.                    6,230     28,244         -      257,340
Breed Technologies, Inc.                   1,875      4,300       558       63,000
Briggs & Stratton Corp.                    5,653         25     2,103       96,052
Brunswick Corp.                           34,878          -     2,503      198,814
Champion Enterprises, Inc.                74,095          -         -       76,500
Dionex Corp.                                   -          -         -       64,078
Donaldson Co., Inc.                            -      4,257       900      117,719
Etec Systems, Inc.                        54,035      6,644         -       98,325
Global Industrial Technologies, Inc.      10,265          -         -       39,589
Halter Marine Group Inc.                  10,426          -         -       86,298
Hawaiian Electric Industries, Inc.         3,617      2,309     7,354      112,060
IBP, Inc.                                  2,399     15,005       885      198,450
Lancaster Colony Corp.                    17,317          -     1,364      107,047
Longview Fibre Co.                             -     23,774     2,516       62,932
Mississippi Chemical Corp.                57,695          -       509       47,350
MTS Systems Corp.                            736      1,056       202       18,108
Oakwood Homes Corp.                       62,663      1,345        67       83,882
Read-Rite Corp.                           76,008          -         -       82,251
Resource Bancshares Mortgage
  Group, Inc.                              3,834          -       169       20,900
RoTech Medical Corp.                      33,841          -         -       34,650
Rouge Industries, Inc.                         -          -       239       31,102
Santa Fe Pacific Pipeline Partners,
  L.P.                                     6,865          -     3,807       53,013
Simpson Industries, Inc.                   1,597          -       550       16,303
Strattec Security Corp.                      221        701         -        9,095
Trinity Industries, Inc.                   6,368      8,340     2,709      187,398
                                        ---------  ---------  --------  -----------
                                        $534,944   $146,108   $30,942   $2,679,275
                                        ---------  ---------  --------  -----------

Pioneer II
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareowners and the Board of Trustees of Pioneer II:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer II as of September 30, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer II as of September 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
October 31, 1997

Pioneer II
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                       Officers
John F. Cogan, Jr.             John F. Cogan, Jr., Chairman and
Richard H. Egdahl, M.D.         President
Margaret B.W. Graham           David D. Tripple, Executive Vice President
John W. Kendrick               Francis J. Boggan, Vice President
Marguerite A. Piret            William H. Keough, Treasurer
David D. Tripple               Joseph P. Barri, Secretary
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

                           This page for your notes.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program
A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)
An IRA is a tax-favored account that allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA
The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and is available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees)
401(k) or IRA Plan
Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.


                                      Most retirement plan withdrawals must meet

403(b) Plan
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)
Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

specific conditions to avoid penalties.

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds Global/International
Pioneer Emerging Markets Fund Invests for long-term growth of capital primarily from stocks of companies located in countries with emerging economies.

Pioneer Europe Fund Invests for long-term growth of capital primarily from stocks of both Eastern and Western European companies.

Pioneer Gold Shares Invests for long-term capital appreciation from stocks of companies engaged in the mining, processing, refining or sale of gold or other precious metals.

Pioneer India Fund Invests for long-term growth of capital primarily from stocks of Indian companies.

Pioneer International Growth Fund Invests for long-term growth of capital from a broadly diversified portfolio primarily of stocks of companies in both established and emerging markets.

Pioneer World Equity Fund Invests for long-term growth of capital from a diversified portfolio of large- and mid-sized companies located throughout the world.

Growth Funds United States
Pioneer Capital Growth Fund Invests for long-term capital appreciation from a diversified portfolio of securities, primarily common stocks, that exhibit undervalued, undiscovered or turnaround characteristics.

Pioneer Growth Shares Invests for long-term capital appreciation primarily from common stocks of companies believed to have better-than-average earnings growth potential and well-established market positions.

Pioneer Micro-Cap Fund Invests for long-term capital appreciation from stocks of companies with market capitalizations of $300 million or less at the time of purchase.

Pioneer Mid-Cap Fund Invests for long-term capital growth primarily from stocks of companies with market capitalizations between $100 million and $5 billion at the time of purchase.

Pioneer Small Company Fund Invests for long-term capital appreciation primarily from stocks of small companies capitalized at $1 billion or less at time of purchase.

Growth and Income Funds
Pioneer Balanced Fund Invests for a balance of capital growth and income; growth from common stocks and securities with common stock characteristics; income dividends primarily from dividend-paying bonds and stocks.

Pioneer Equity-Income Fund Invests for current income and long-term growth of capital primarily from income-producing stocks and convertible securities of U.S. corporations.

Pioneer Fund Invests for reasonable income and long-term growth of capital primarily from common stocks, preferred stocks and securities convertible into common stocks.

Pioneer Real Estate Shares Invests for long-term growth of capital primarily from stocks of real estate investment trusts (REITs) and other real estate industry companies. Income is a secondary objective.

Pioneer II Invests for reasonable income and growth of capital primarily from stocks of U.S. companies; up to 25% of assets may be invested in equity securities of companies based outside of the U.S.

Income Funds Taxable
Pioneer America Income Trust Invests for high current income, consistent with preservation of capital, from securities issued by the U.S. government and its agencies.

Pioneer Bond Fund Invests for current income, consistent with preservation of capital, from a high-quality portfolio with at least 85% U.S. government securities and corporate bonds rated "A" or higher.

Pioneer Short-Term Income Trust Invests for high current income, consistent with relatively strong stability of principal, from high-quality, short-term debt securities; portfolio has an average maturity of three years or less.

Income Funds Tax-Exempt
Pioneer Intermediate Tax-Free Fund Invests for high current income, exempt from federal income taxes, from high-quality municipal bonds; portfolio has an average maturity of 10 years or less.

Pioneer Tax-Free Income Fund Invests for high current income, exempt from federal income taxes, consistent with preservation of capital, primarily from high-quality municipal bonds.

Money Market Fund
Pioneer Cash Reserves Fund Invests for high current income and preservation of capital from high-quality money market instruments issued by the U.S. government, corporations and banks.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our website:                                        www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[PIONEER LOGO]


Pioneer Funds Distributor, Inc.
60 State Street                                 1197 - 4588
Boston, Massachusetts 02109                 (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com            [Recycled logo] Printed on Recycled Paper